UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 30, 2015
Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948 27-2963337

(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)        File Number)            Identification No.)

110 N. Wacker Drive, Chicago, Illinois    60606

(Address of principal executive offices)    (Zip Code)

(312) 960-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2015, General Growth Properties, Inc., a Delaware corporation (the “Company”), amended and restated its corporate line of credit with Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc. and Royal Bank of Canada, as Joint Lead Arrangers (the “Agreement”).

The Agreement, among other things, extends the maturity date to October 30, 2020.

The description of the Agreement in this current report is qualified in its entirety by reference to a copy of the Agreement that is filed as Exhibit 10.1 to this current report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amended and Restated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:    /s/ Michael B. Berman
Michael B. Berman, Executive Vice President and
Chief Financial Officer

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amended and Restated Credit Agreement